Income Taxes	12 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

7.	Income Taxes

The Company has net operating losses carried forward of $392,598 available to offset taxable income in future years which commence expiration in fiscal 2026.

The Company is subject to United States federal and state income taxes at an approximate rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	2013 $	2012 $

Income tax recovery at statutory rate	48,399	21,217

Valuation allowance change	(48,399)	(21,217)

Provision for income taxes	–	–

The significant components of deferred income tax assets and liabilities at March 31, 2013 and 2012, are as follows:

	2013 $	2012 $

Net operating losses carried forward	133,483	85,085

Valuation allowance	(133,483)	(85,085)

Net deferred income tax asset	–	–